Federated Unconstrained Bond Fund

A Portfolio of Federated Income Securities Trust

INSTITUTIONAL SHARES (TICKER FUBDX)

SUPPLEMENT TO PROSPECTUS DATED dECEMBER 5, 2010

Under the heading entitled, “Account and Share Information,” please replace the first paragraph of the subsection “DIVIDENDS AND CAPITAL GAINS” with the following:

“The Fund declares and pays any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.”

May 16, 2011

Federated Unconstrained Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450855 (5/11)